EXHIBIT 10.1

                                 AMENDMENT NO. 1
                                       TO
                        NEWPORT INTERNATIONAL GROUP, INC.
                     2002 STOCK OPTION AND STOCK AWARD PLAN
                                   AS AMENDED



                        NEWPORT INTERNATIONAL GROUP, INC.

                                 AMENDMENT NO. 1
                                       TO
                     2002 STOCK OPTION AND STOCK AWARD PLAN


         WHEREAS, Newport International Group, Inc. (the "Company") adopted its 2002 Stock Option and Stock Award Plan effective August 9, 2002; and

         WHEREAS, the Company desires to increase the number of shares of its common stock subject to the Plan;

         NOW, THEREFORE, it is hereby agreed as follows:

         1. Section A.4. of the Plan entitled "Shares and Options Available Under Plan" is hereby amended as follows:

                  Subsection 4 of Section A is hereby amended to provide that the shares authorized and subject to the Plan shall be increased from 1,000,000 shares to 12,000,000 shares.

         2. Section B.7. of the Plan entitled "Adjustment of Shares" is hereby amended as follows:

                  Subsection (a) of Section 7 is hereby amended to provide that the number of shares authorized for issuance under the Plan shall not be reduced as a result of any reverse stock split of the common shares of the Company.

         3. All terms not defined herein shall have the meaning ascribed to them under the terms of the Plan.

         4. Except as modified hereby by this Amendment No. 1, the terms and conditions of the Plan shall remain in full force and effect.

                                        NEWPORT INTERNATIONAL GROUP, INC.


                                        By:  /s/ Cery Perle
                                             --------------
                                             Cery Perle
                                             Chief Executive Officer

Dated:  April 20, 2004

PLAN AMENDMENTS


                      Date Approved
 Date Approved       by Stockholders,      Sections          Description of
    by Board           if necessary        Amended             Amendments
 --------------      ----------------      --------      ----------------------

 April 20, 2004       June 14, 2004        A.4, B.7      Increase to 12,000,000
                                                          shares and technical
                                                               amendments